UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, on May 17, 2024, after a trial in the U.S. District Court for the District of Delaware (the “District Court”) in the matter of Qorvo Inc. vs. Akoustis Technologies, Inc. DE Case 1:21-cv-01417-JPM (the “Qorvo Litigation”), a jury verdict was entered in favor of plaintiff, Qorvo Inc. (“Qorvo”), and against Akoustis Technologies, Inc. (the “Company”).

On November 21, 2024, the District Court entered an amended final judgment (the “Judgment”) against the Company consisting of the amounts of (i) $38,595,023.00 caused by the Company’s infringement and misappropriation, (ii) $11,743,745.54 in attorneys’ fees awarded by the District Court, (iii) $51,782.00 in pre-judgment interest for patent infringement, (iv) $6,589,064.41 in pre-judgment interest for misappropriation of trade secrets under North Carolina law, and (v) post-judgment interest on the damages awards included in items (i) through (iv) at a rate of 5.138%, calculated daily and compounded annually from the respective dates of the various awards, being May 20, 2024 with respect to item (i), September 9, 2024 with respect to item (ii), September 10, 2024 with respect to item (iii), and September 10, 2024 with respect to item (iv) (items (i) through (v) are collectively referred to herein as the “Fees and Interest Awards”).

The Judgment additionally granted the previously entered injunctive relief against the Company in favor of Qorvo (the “Injunctive Order”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2024. The Injunctive Order provides that:

●	the Company is permanently enjoined from possessing any confidential information copied or derived from certain trade secrets that the jury found the Company to have misappropriated (“Qorvo Trade Secret Information”), selling or distributing any product made using Qorvo Trade Secret Information, and promoting or otherwise providing services that use Qorvo Trade Secret Information;

●	the Company is required to engage, at its expense, an e-discovery vendor to assist with the identification, collection and removal of any Qorvo confidential information and Qorvo Trade Secret Information from any of the Company’s databases, document management systems, email accounts, computers and other storage media, and paper files;

●	for a period of four years from the issuance of the Injunctive Order, Qorvo will have the right to conduct audits of the Company through an independent third party, a maximum of once per calendar year, with the expense of such audits to be split evenly between the Company and Qorvo (unless an audit shows a violation of the Injunctive Order, in which case the Company will bear the full cost of such audit). The audit rights terminate after two years if no violations are found in the first two years; and

●	the Company is permanently enjoined from making, using or selling in the United States, or importing into the United States, certain Company products found by the jury to infringe the two asserted Qorvo patents, or any products not more than colorably different than such products.

The verdict in the Qorvo Litigation awarding Qorvo approximately $38.6 million in damages together with the Fees and Interest Awards in the aggregate amount of approximately $18.4 million, plus interest accrued and accruing thereon, have created significant uncertainty regarding the Company’s financial condition and prospects. The Company is evaluating the impact of the Judgment on its business, results of operations, and financial condition. However, depending on the Company’s ability to arrange any financing or any strategic alternative, the Company will be required to seek protection under applicable bankruptcy laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about the Company’s estimates, expectations, beliefs, intentions, plans or strategies for the future (including its possible future results of operations, profitability, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition), and the assumptions underlying such statements. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as: “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” and similar words (including the negative of any of the foregoing), although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of the Judgment on its operations and prospects and its expectations that it will be required to seek protection under applicable bankruptcy laws. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions, and are subject to risks and uncertainties. These risks and uncertainties include any adverse outcomes of any motions or appeals against the Company, and other risks and uncertainties, including those more fully described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 and subsequent Quarterly Reports on Form 10-Q, and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission The Company undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: November 22, 2024	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

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